UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2008

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4 Parkway North, Suite 400 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

(847) 405-2400

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

                On February 26, 2008, CF Industries Holdings, Inc issued a press release reporting an unplanned outage in one of the two ammonia plants at its joint venture Medicine Hat Nitrogen Complex in Alberta, Canada.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated February 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2008	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/	Douglas C. Barnard
			Name:	Douglas C. Barnard
			Title:	Vice President, General Counsel,
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 26, 2008